Quarterly Holdings Report
for
Fidelity® Mega Cap Stock Fund
September 30, 2021
GII-NPRT1-1121
1.808770.117
Common Stocks - 97.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 13.5%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	284,476	15,364,549
Entertainment - 4.0%
Activision Blizzard, Inc.	85,441	6,612,279
Nintendo Co. Ltd. ADR	188,800	11,186,400
The Walt Disney Co. (a)	205,999	34,848,851
Universal Music Group NV (b)	487,399	12,984,984
		65,632,514
Interactive Media & Services - 6.5%
Alphabet, Inc.:
Class A (a)	18,700	49,994,824
Class C (a)	18,440	49,148,316
Facebook, Inc. Class A (a)	27,700	9,401,103
		108,544,243
Media - 2.1%
Comcast Corp. Class A	503,397	28,154,994
Vivendi SA (b)	487,399	6,136,330
		34,291,324
TOTAL COMMUNICATION SERVICES		223,832,630
CONSUMER DISCRETIONARY - 4.4%
Automobiles - 0.4%
General Motors Co. (a)	128,900	6,794,319
Hotels, Restaurants & Leisure - 1.6%
Booking Holdings, Inc. (a)	9,648	22,903,098
Marriott International, Inc. Class A (a)	22,000	3,257,980
		26,161,078
Household Durables - 1.2%
Sony Group Corp. sponsored ADR	172,700	19,097,166
Internet & Direct Marketing Retail - 0.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	3,400	503,370
Specialty Retail - 1.2%
Lowe's Companies, Inc.	101,511	20,592,521
TOTAL CONSUMER DISCRETIONARY		73,148,454
CONSUMER STAPLES - 4.6%
Beverages - 3.0%
Anheuser-Busch InBev SA NV ADR (b)	126,207	7,115,551
Diageo PLC	509,720	24,678,097
Keurig Dr. Pepper, Inc.	257,000	8,779,120
The Coca-Cola Co.	175,000	9,182,250
		49,755,018
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	2,200	988,570
Sysco Corp.	199,099	15,629,272
Walmart, Inc.	6,600	919,908
		17,537,750
Food Products - 0.1%
Mondelez International, Inc.	34,400	2,001,392
Household Products - 0.1%
Procter & Gamble Co.	15,700	2,194,860
Tobacco - 0.3%
Altria Group, Inc.	100,200	4,561,104
TOTAL CONSUMER STAPLES		76,050,124
ENERGY - 8.2%
Oil, Gas & Consumable Fuels - 8.2%
Canadian Natural Resources Ltd. (b)	418,200	15,281,028
Exxon Mobil Corp.	1,312,487	77,200,485
Hess Corp.	362,516	28,316,125
Imperial Oil Ltd. (b)	165,700	5,236,832
Phillips 66 Co.	138,300	9,685,149
Thungela Resources Ltd. (a)	30,205	186,559
		135,906,178
FINANCIALS - 17.1%
Banks - 15.1%
Bank of America Corp.	1,876,661	79,664,259
JPMorgan Chase & Co. (c)	319,630	52,320,235
PNC Financial Services Group, Inc.	97,131	19,002,709
U.S. Bancorp	209,212	12,435,561
Wells Fargo & Co.	1,853,121	86,003,346
		249,426,110
Capital Markets - 0.3%
Charles Schwab Corp.	68,000	4,953,120
Consumer Finance - 0.0%
American Express Co.	7,100	1,189,463
Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc. Class B (a)	102,100	27,867,174
TOTAL FINANCIALS		283,435,867
HEALTH CARE - 12.0%
Health Care Equipment & Supplies - 3.5%
Abbott Laboratories	26,500	3,130,445
Boston Scientific Corp. (a)	564,024	24,473,001
Danaher Corp.	21,200	6,454,128
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	60,900	2,706,396
Medtronic PLC	166,296	20,845,204
		57,609,174
Health Care Providers & Services - 2.2%
Cigna Corp.	46,662	9,339,866
Humana, Inc.	2,500	972,875
UnitedHealth Group, Inc.	66,698	26,061,577
		36,374,318
Pharmaceuticals - 6.3%
Bayer AG	177,118	9,613,169
Bristol-Myers Squibb Co.	396,899	23,484,514
Eli Lilly & Co.	29,900	6,908,395
GlaxoSmithKline PLC sponsored ADR	422,433	16,141,165
Johnson & Johnson	173,013	27,941,600
Roche Holding AG (participation certificate)	20,228	7,382,613
Sanofi SA sponsored ADR	273,573	13,188,954
		104,660,410
TOTAL HEALTH CARE		198,643,902
INDUSTRIALS - 14.4%
Aerospace & Defense - 2.9%
Airbus Group NV (a)	91,800	12,170,470
Raytheon Technologies Corp.	133,730	11,495,431
The Boeing Co. (a)	112,900	24,831,226
		48,497,127
Air Freight & Logistics - 1.7%
FedEx Corp.	1,400	307,006
United Parcel Service, Inc. Class B	155,579	28,330,936
		28,637,942
Electrical Equipment - 0.6%
Rockwell Automation, Inc.	34,900	10,261,996
Industrial Conglomerates - 7.3%
3M Co.	3,600	631,512
General Electric Co.	1,142,904	117,753,397
Siemens AG sponsored ADR	17,979	1,476,795
		119,861,704
Machinery - 1.9%
Caterpillar, Inc.	81,300	15,607,161
Deere & Co.	34,600	11,593,422
Epiroc AB (B Shares)	206,100	3,650,398
		30,850,981
TOTAL INDUSTRIALS		238,109,750
INFORMATION TECHNOLOGY - 18.2%
IT Services - 3.2%
Fidelity National Information Services, Inc.	57,000	6,935,760
Fiserv, Inc. (a)	26,100	2,831,850
IBM Corp.	1,100	152,823
MasterCard, Inc. Class A	25,252	8,779,615
Visa, Inc. Class A	151,988	33,855,327
		52,555,375
Semiconductors & Semiconductor Equipment - 3.9%
Applied Materials, Inc.	146,774	18,894,217
ASML Holding NV	5,836	4,348,462
Intel Corp.	189,400	10,091,232
Lam Research Corp.	22,100	12,578,215
Qualcomm, Inc.	147,116	18,975,022
		64,887,148
Software - 6.6%
Microsoft Corp.	332,966	93,869,775
Salesforce.com, Inc. (a)	12,800	3,471,616
SAP SE sponsored ADR	92,100	12,437,184
		109,778,575
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	518,632	73,386,428
TOTAL INFORMATION TECHNOLOGY		300,607,526
MATERIALS - 3.9%
Chemicals - 0.9%
DuPont de Nemours, Inc.	167,328	11,376,631
Linde PLC	10,400	3,051,152
		14,427,783
Metals & Mining - 3.0%
Anglo American PLC (United Kingdom)	363,359	12,735,244
BHP Group Ltd. sponsored ADR (b)	188,570	10,092,266
Freeport-McMoRan, Inc.	732,000	23,811,960
Glencore Xstrata PLC	770,300	3,623,573
		50,263,043
TOTAL MATERIALS		64,690,826
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	9,200	2,441,772
Simon Property Group, Inc.	68,300	8,876,951
		11,318,723
UTILITIES - 0.1%
Electric Utilities - 0.1%
Southern Co.	20,100	1,245,597
TOTAL COMMON STOCKS (Cost $1,050,672,880)		1,606,989,577

Other - 0.3%
	Shares	Value ($)
Other - 0.3%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f) (Cost $9,253,725)	7,127,347	5,544,398

Money Market Funds - 5.6%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (g)	44,542,279	44,551,187
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	47,046,225	47,050,930
TOTAL MONEY MARKET FUNDS (Cost $91,602,117)		91,602,117

TOTAL INVESTMENT IN SECURITIES - 103.0% (Cost $1,151,528,722)	1,704,136,092
NET OTHER ASSETS (LIABILITIES) - (3.0)%	(49,237,245)
NET ASSETS - 100.0%	1,654,898,847

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
JPMorgan Chase & Co.	Chicago Board Options Exchange	141	2,308,029	170.00	12/17/21	(64,719)

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $2,308,029.
(d)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,544,398 or 0.3% of net assets.

(f)	Level 3 security
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Utica Shale Drilling Program (non-operating revenue interest)	10/05/16 - 12/16/20	9,253,725

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	72,643,657	62,417,516	90,509,986	10,743	-	-	44,551,187	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	23,456,173	106,800,009	83,205,252	(20,220)	-	-	47,050,930	0.1%
Total	96,099,830	169,217,525	173,715,238	(9,477)	-	-	91,602,117

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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